UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report: April 17, 2007 (Date of earliest event reported)

Umpqua Holdings Corporation (Exact Name of Registrant as Specified in Its Charter)

OREGON	000-25597	93-1261319
(State or Other Jurisdiction of	(Commission File	(I.R.S. Employer
Incorporation or Organization)	Number)	Identification Number)

One SW Columbia Street, Suite 1200 Portland, Oregon 97258 (address of Principal Executive Offices)(Zip Code) (503) 727-4100 (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of
Certain Officers.

(e) At the annual meeting of shareholders held on April 17, 2007, Umpqua Holdings Corporation shareholders approved the adoption of amendments to the 2003 Stock Incentive Plan (the “2003 Plan”) and adoption of the 2007 Long Term Incentive Plan (the “2007 Plan”).

The amendments to the 2003 Plan increase the maximum aggregate number of shares subject to awards that may be granted to an individual in a calendar year from 75,000 (100,000 in connection with initial hiring) to 125,000 and limit the number of restricted stock grants an individual may receive in any calendar year to 40,000 shares. A copy of the amended 2003 Plan is incorporated herein by reference to Appendix A to the Company’s Proxy Statement for the 2007 annual meeting of shareholders (the “Proxy Statement”)

The 2007 Plan authorizes the issuance of performance-based restricted stock unit grants to executive officers and reserves 1,000,000 shares of the Company’s common stock for issuance under the plan. The 2007 Plan provides for the following performance vesting criteria: net income; earnings per share; return on average equity; and total shareholder return. With the adoption of the 2007 Plan, the grants to the Company’s named executive officers described in the Company’s Proxy Statement became effective. The 2007 Plan is more fully described in the Company’s Proxy Statement for the annual meeting and is incorporated herein by reference to Appendix B to the Proxy Statement.

Effective with the approval of the amendments to the 2003 Plan, the Company entered into a Second Restated Supplemental Executive Retirement Plan (the “SERP”) with Mr. Davis. The SERP provides for a fixed schedule of annual retirement benefits, the amount of which depends on the timing and circumstances of termination of his employment. If Mr. Davis retires at age 62, his maximum annual benefit is $600,000 and at age 65, his maximum annual benefit is $850,000, paid until the later of his or his spouse’s death, with such payment period not to exceed 36 months after and to be less than 36 months prior to his predicted life expectancy at retirement. In consideration for agreeing to fix the benefit amount in the SERP, effective with the approval of the amendments to the 2003 Plan, Mr. Davis received a Deferred Restricted Stock Grant covering 38,284 shares, to be issued following termination of his employment, subject to vesting based on the timing and circumstances of any termination of his employment prior to age 62. A copy of the SERP is attached as Exhibit 99.1 and a copy of the Deferred Restricted Stock Grant is attached as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

(a)	Not applicable.
(b)	Not applicable.
(c)	Exhibits.
99.1 Second Restated Supplemental Executive Retirement Plan with Raymond P. Davis
99.2 Deferred Restricted Stock Grant Agreement with Raymond P. Davis
99.3 2007 Long Term Incentive Plan (incorporated by reference to Appendix B the
Company’s proxy statement for the 2007 annual meeting of shareholders held April 17,
2007)

99.4 Amended 2003 Stock Incentive Plan (incorporated by reference to Appendix A the
Company’s proxy statement for the 2007 annual meeting of shareholders held April 17,
2007)

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this reported to be signed on its behalf of the undersigned hereunto duly authorized.

UMPQUA HOLDINGS CORPORATION
(Registrant)

Dated: April 20, 2007	By: /s/ Kenneth E. Roberts
Kenneth E. Roberts
Assistant Secretary